UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 13, 2006

Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway

Suite 300

Dallas, Texas	75254

(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 13, 2006, the Company and GE Healthcare Financial Services announced the formation of a joint venture to acquire five senior housing communities from a third party. The new venture will be funded by the Company and GE Healthcare Financial Services. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

No.	Exhibit Name

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

99.1	Press Release dated January 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2006	Capital Senior Living Corporation

By:	/s/ Ralph A. Beattie

Name: Ralph A. Beattie

Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Name

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

99.1	Press Release dated January 13, 2006